MEDIS TECHNOLOGIES LTD.1999
STOCK OPTION PLAN

1.     Purpose of the Plan.

        The purpose of the Medis Technologies Ltd. 1999 Stock Option Plan (the “Plan”) is to promote the interests of Medis Technologies Ltd., a Delaware corporation (the “Company”), and its stockholders by strengthening the Company’s ability to attract and retain competent employees, to make service on the Board of Directors of the Company (the “Board”) more attractive to present and prospective non-employee directors of the Company and to provide a means to encourage stock ownership and proprietary interest in the Company by officers, non-employee directors and valued employees and other individuals upon whose judgment, initiative and efforts the financial success and growth of the Company largely depend. The Plan became effective on July 13, 1999, by resolution of the Board, subject to ratification of the Plan by a majority vote of the stockholders of the Company by written consent.

2.     Stock Subject to the Plan.

        (a)        The total number of shares of the authorized but unissued or treasury shares of Common Stock, $.01 par value per share, of the Company (“Common Stock”) for which options and stock appreciation rights (“SARs”) may be granted under the Plan shall be 3,800,000 subject to adjustment as provided in Section 14 hereof, which shares may be of any class of Common Stock; provided, however, that such number of shares may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of Common Stock are purchased by the Company and set aside for issue upon the exercise of options.

        (b)        If an option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan; provided, however, that shares as to which an option has been surrendered in connection with the exercise of a related SAR will not again be available for subsequent option or SAR grants under the Plan.

        (c)        Stock issuable upon exercise of an option or SAR granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board.

3.     Administration of the Plan.

        The Plan shall be administered by the Board. No member of the Board shall act upon any matter exclusively affecting an option or SAR granted or to be granted to himself or herself under the Plan. A majority of the members of the Board shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board may, in its sole discretion, grant options to purchase shares of Common Stock, grant SARs and issue shares upon exercise of such options and SARs, as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option and SAR agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option and SAR agreements, which may but need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option or SAR agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board may, in its discretion, delegate its power, duties and responsibilities to a committee, consisting of two or more members of the Board, all of whom are “Non-Employee Directors” (as hereinafter defined). If a committee is so appointed, all references to the Board herein shall mean and relate to such committee, unless the context otherwise requires. For the purposes of the Plan, a director or member of such committee shall be deemed to be a “Non-Employee Director” only if such person qualified as a “Non-Employee Director” within the meaning of paragraph (b)(3)(i) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as such term is interpreted from time to time.

4.     Type of Options.

        Options granted pursuant to the Plan shall be authorized by action of the Board (or a committee designated by the Board) and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified options which are not intended to meet the requirements of Section 422 of the Code, the designation to be in the sole discretion of the Board. Options designated as incentive stock options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified options automatically on the date of such failure to continue to meet the requirements of Section 422 of the Code without further action by the Board.

5.     Eligibility.

        Options designated as incentive stock options may be granted only to officers and key employees of the Company or of any subsidiary corporation (herein called “subsidiary” or “subsidiaries”), as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the “Regulations”). Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted incentive stock options pursuant to the Plan. SARs and options designated as non-qualified options may be granted to (i) officers and key employees of the Company or of any of its subsidiaries, or (ii) agents and directors of and consultants to the Company, whether or not otherwise employees of the Company.

        In determining the eligibility of an individual to be granted an option or SAR, as well as in determining the number of shares to be optioned to any individual, the Board shall take into account the recommendation of the Company’s President, the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board may deem relevant.

6.     Restrictions on Incentive Stock Options.

        Incentive stock options (but not non-qualified options) granted under this Plan shall be subject to the following restrictions:

        (a)        Limitation on Number of Shares. The aggregate fair market value of the shares of Common Stock with respect to which incentive stock options are granted, determined as of the date the incentive stock options are granted, exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If an incentive stock option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation, and any such options issued subsequently in the same calendar year, shall be treated as a non-qualified option pursuant to section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company or any parent or subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which incentive stock options may be granted under this Plan and all such other plans.

        (b)        Ten Percent (10%) Stockholder. If any employee to whom an incentive stock option is granted pursuant to the provisions of this Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, then the following special provisions shall be applicable to the incentive stock options granted to such individual:

            (i)        The option price per share subject to such incentive stock options shall be not less than 110% of the fair market value of the stock determined at the time such option was granted. In determining the fair market value under this clause (i), the provisions of Section 8 hereof shall apply.

            (ii)        The incentive stock option shall have a term expiring not more than five (5) years from the date of the granting thereof.

7.     Option Agreement.

        Each option and SAR shall be evidenced by an agreement (the “Agreement”) duly executed on behalf of the Company and by the grantee to whom such option or SAR is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. No option or SAR shall be granted within the meaning of the Plan and no purported grant of any option or SAR shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee. More than one option and SAR may be granted to an individual.

8.     Option Price.

        (a)        The option price or prices of shares of Common Stock for options designated as non-qualified stock options shall be as determined by the Board.

        (b)        Subject to the conditions set forth in Section 6(b) hereof, the option price or prices of shares of Common Stock for options designated as incentive stock options shall be at least the fair market value of such Common Stock at the time the option is granted as determined by the Board in accordance with clause (c) below.

        (c)        If the Common Stock is then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Regulations Section 25.2512-2. If the Common Stock is not then listed on any such exchange, the fair market value shall be the mean between the closing “Bid” and the closing “Ask” prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Regulations Section 25.2512-2. If the Common Stock is not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the “Bid” prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Regulations Section 25.2512-2. If the fair market value of the Common Stock cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board in accordance with the Regulations promulgated under Section 422 of the Code.

9.     Manner of Payment; Manner of Exercise.

        (a)        Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock owned by the optionee having a fair market value equal in amount to the exercise price of such options, or (iii) any combination of (i) and (ii); provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board, unless such condition is waived by the Board. The fair market value of any shares of Common Stock which may be delivered upon exercise of an option shall be determined by the Board in accordance with Section 8 hereof.

        (b)        To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after three (3) days but not more than ninety (90) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

10.    Exercise of Options and SARs.

        Each option and SAR granted under the Plan shall, subject to Section 11(b) and Section 13 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no option or SAR granted under the Plan shall have a term in excess of ten (10) years from the date of grant. To the extent that an option or SAR is not exercised when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than one hundred (100) full shares of Common Stock. The exercise of an option shall result in the cancellation of the SAR to which it relates with respect to the same number of shares of Common Stock as to which the option was exercised.

11.    Term of Options and SARs; Exercisability.

        (a)        Term.

            (i)        Each option shall expire not more than ten (10) years from the date of the granting thereof, except as (a) otherwise provided pursuant to the provisions of Section 6(b) hereof, and (b) earlier termination as herein provided.

            (ii)        Except as otherwise provided in this Section 11, an option or SAR granted to any grantee who ceases to perform services for the Company or one of its subsidiaries shall terminate three months after the date such grantee ceases to perform services for the Company or one of its subsidiaries, or on the date on which the option or SAR expires by its terms, whichever occurs first.

            (iii)        If the grantee ceases to perform services for the Company because of dismissal for cause or because the grantee is in breach of any employment agreement, such option or SAR will terminate on the date the grantee ceases to perform services for the Company or one of its subsidiaries.

            (iv)        If the grantee ceases to perform services for the Company because the grantee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option or SAR shall terminate twelve months after the date such grantee ceases to perform services for the Company, or on the date on which the option or SAR expires by its terms, whichever occurs first.

            (v)        In the event of the death of any grantee, any option or SAR granted to such grantee shall terminate twelve months after the date of death, or on the date on which the option or SAR expires by its terms, whichever occurs first.

          (b)        Exercisability.

            (i)        Except as provided below, an option or SAR granted to a grantee who ceases to perform services for the Company or one of its subsidiaries shall be exercisable only to the extent that such option or SAR has accrued and is in effect on the date such grantee ceases to perform services for the Company or one of its subsidiaries.

            (ii)        An option or SAR granted to a grantee who ceases to perform services for the Company or one of its subsidiaries because he or she has become permanently disabled (as defined above) shall be exercisable with respect to the full number of shares covered thereby, whether or not under the provisions of Section 10 hereof the grantee was entitled to do so at the date he or she became permanently disabled, and may be exercised by a legal representative on behalf of the grantee.

            (iii)        In the event of the death of any grantee, the option or SAR granted to such grantee may be exercised with respect to the full number of shares covered thereby, whether or not under the provisions of Section 10 hereof the grantee was entitled to do so at the date of his or her death, by the estate of such grantee, or by any person or persons who acquired the right to exercise such option or SAR by bequest or inheritance or by reason of the death of such grantee.

12.    Options Not Transferable.

        The right of any grantee to exercise any option or SAR granted to him or her shall not be assignable or transferable by such grantee other than by will or the laws of decent, and any such option or SAR shall be exercisable during the lifetime of such grantee only by him or her; provided, that the Board may, in its sole discretion from time to time, permit a grantee, by expressly so providing in the related Agreement or in an amendment thereto, to assign or transfer, without consideration (and only without consideration), any option or SAR granted to him or her to such grantee’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, former spouse, siblings, nieces, nephews, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brothers-in-law, or sisters-in-law, including adoptive relationships, any persons sharing the grantee’s household (other than tenants or employees), to trusts in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the grantee) controls the management of the assets, and any other entity in which such persons (or the grantee) own more than fifty percent (50%) of the voting interests. Any option or SAR granted under the Plan shall be null and void and without effect upon the bankruptcy of the grantee to whom the option is granted, or upon any attempted assignment or transfer except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option or SAR.

13.    Terms and Conditions of SARs.

        (a)        An SAR may be granted separately or in connection with an option (either at the time of grant or at any time during the term of the option).

        (b)        The exercise of an SAR granted in connection with an option shall result in the cancellation of the option to which it relates with respect to the same number of shares of Common Stock as to which the SAR was exercised.

        (c)        An SAR granted in connection with an option shall be exercisable or transferable only to the extent that such related option is exercisable or transferable.

        (d)        Upon the exercise of an SAR related to an option, the holder will be entitled to receive payment of an amount determined by multiplying:

            (i)        the difference obtained by subtracting the purchase price of a share of Common Stock specified in the related option from the fair market value of a share of Common Stock on the date of exercise of such SAR (as determined by the Board in accordance with Section 8 hereof), by

            (ii)        the number of shares as to which such SAR is exercised.

        (e)        An SAR granted without relationship to an option shall be exercisable as determined by the Board, but in no event after ten years from the date of grant.

        (f)        An SAR granted without relationship to an option will entitle the holder, upon exercise of the SAR, to receive payment of an amount determined by multiplying:

            (i)        the difference obtained by subtracting the fair market value of a share of Common Stock on the date the SAR was granted from the fair market value of a share of Common Stock on the date of exercise of such SAR (as determined by the Board in accordance with Section 8 hereof), by

            (ii)        the number of shares as to which such SAR is exercised.

        (g)        Notwithstanding subsections (d) and (f) above, the Board may limit the amount payable upon exercise of an SAR. Any such limitation shall be determined as of the date of grant and noted on the instrument evidencing the SAR granted.

        (h)        At the discretion of the Board, payment of the amount determined under subsections (d) and (f) above may be made either in whole shares of Common Stock valued at their fair market value on the date of exercise of the SAR (as determined by the Board in accordance with Section 8 hereof), or solely in cash, or in a combination of cash and shares. If the Board decides to make full payment in shares of Common Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

        (i)        Neither an SAR nor an option granted in connection with an SAR granted to a person subject to Section 16(b) of the Exchange Act may be exercised before six months after the date of grant.

14.    Recapitalization, Reorganization and the Like.

        In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in accordance with Section 424(a) of the Code in the number and kind of shares as to which options and SARs may be granted under the Plan and as to which outstanding options and SARs or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event; such adjustment in outstanding options and SARs shall be made without change in the total price applicable to the unexercised portion of such options and SARs and with a corresponding adjustment in the exercise price per share.

        In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company’s assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change in Control, or the Board may cancel all outstanding options and SARs in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the exercise price therefor. Upon receipt of such consideration, the options and SARs shall immediately terminate and be of no further force and effect. The value of the stock or other securities the grantee would have received if the option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of Section 8 hereof.

        The Board shall also have the power and right to accelerate the exercisability of any options or SARs, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options.

        A “Change in Control” shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Common Stock outstanding.

        If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

        No fraction of a share shall be purchasable or deliverable upon the exercise of any option or SAR, but in the event any adjustment hereunder in the number of shares covered by the option or SAR shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

15.    No Special Employment Rights.

        Nothing contained in the Plan or in any option or SAR granted under the Plan shall confer upon any grantee any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the grantee from the rate in existence at the time of the grant of an option or SAR. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined in accordance with Regulations Section 1.421-7(h)(2).

16.    Withholding.

        The Company’s obligation to deliver shares upon the exercise of any non-qualified option or SAR granted under the Plan shall be subject to the option holder’s satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. The Company and optionee may agree to withhold shares of Common Stock purchased upon exercise of an option or SAR to satisfy the above-mentioned withholding requirements; provided, however, that no such agreement may be made by a grantee who is an “officer” or “director” within the meaning of Section 16 of the Exchange Act, except pursuant to a standing election to so withhold shares of Common Stock purchased upon exercise of an option, such election to be made not less than six months prior to such exercise and which election may be revoked only upon six months prior written notice.

17.    Restrictions on Issuance of Shares.

        (a)        Notwithstanding the provisions of Section 9 hereof, the Company may delay the issuance of shares covered by the exercise of an option or SAR and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

            (i)        The shares with respect to which such option or SAR has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

            (ii)        Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

        (b)        It is intended that all exercises of options and SARs shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions, within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

18.    Purchase for Investment; Rights of Holder on Subsequent Registration.

        Unless the shares to be issued upon exercise of an option or SAR granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the “1933 Act”), the Company shall be under no obligation to issue any shares covered by any option or SAR unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option or SAR for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

        In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an option or SAR shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each grantee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

19.    Loans.

        At the discretion of the Board, the Company may loan to the optionee some or all of the purchase price of the shares acquired upon exercise of an option granted under the Plan.

20.    Modification of Outstanding Options and SARs.

        Subject to limitations contained herein, the Board may authorize the amendment of any outstanding option or SAR with the consent of the grantee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

21.    Termination and Amendment of Plan.

        Unless sooner terminated as herein provided, the Plan shall terminate on June 30, 2009. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that (i) the Board may not, without approval by a majority vote of the stockholders of the Company, increase the maximum number of shares for which options and SARs may be granted or change the designation of the class of persons eligible to receive options and SARs under the Plan, and (ii) any such modification or amendment of the Plan shall be approved by a majority vote of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act, applicable state law, or applicable National Association of Securities Dealers, Inc. or exchange listing requirements. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option or SAR theretofore granted to him or her.

22.    Limitation of Rights in the Underlying Shares.

        A holder of an option or SAR shall not be deemed for any purpose to be a stockholder of the Company with respect to such option or SAR except to the extent that such option or SAR shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder.

23.    Notices.

        Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: Chairman, and, if to the holder of an option or SAR, to the address as appearing on the records of the Company.

MEDIS TECHNOLOGIES LTD.

APPENDIX A—ISRAEL

TO THE 1999 STOCK OPTION PLAN

1.     GENERAL

1.1.     This appendix (the “Appendix”) shall apply only to Optionees (as defined below) who are residents of the state of Israel or those who are deemed to be residents of the state of Israel for the payment of tax. The provisions specified hereunder shall form an integral part of Medis Technologies Ltd. 1999 Stock Option Plan (the “Plan”), which applies to the issuance of shares and Options (as defined below) to purchase shares of Common Stock (the “Shares”) of Medis Technologies Ltd. (the “Company”).

1.2.     This Appendix is effective with respect to shares and Options granted as of January 1, 2003 and shall comply with Amendment no. 132 of the Israeli Tax Ordinance.

1.3.     This Appendix is to be read as a continuation of the Plan and only modifies shares and Options granted to Israeli Optionees so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 (as specified herein), as may be amended or replaced from time to time. For the avoidance of doubt, this Appendix does not add to or modify the Plan in respect of any other category of Optionees.

1.4.     The Plan and this Appendix are complimentary to each other and shall be deemed as one.

1.5.     Any capitalized terms not specifically defined in this Appendix shall be construed according to the interpretation given to it in the Plan.

2.     DEFINITIONS

2.1.     “Affiliate” means any “employing company” within the meaning of Section 102(a) of the Ordinance.

2.2.     “Approved 102 Option” means an Option granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Optionee.

2.3.     “Capital Gain Option” or “CGO” means an Approved 102 Option elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

2.4.     “Controlling Shareholder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

2.5.     “Employee” means a person who is employed by the Company or its Affiliates, including an individual who is serving as a director or an office holder, but excluding any Controlling Shareholder.

2.6.     “ITA” means the Israeli Tax Authorities.

2.7.     “Non-Employee” means a consultant, Controlling Shareholder or any other person who is not an Employee.

2.8.     “Ordinary Income Option” or “OIO” means an Approved 102 Option elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

2.9.     “102 Option” means any Option granted to Employees pursuant to Section 102 of the Ordinance.

2.10.     “3(i) Option” means an Option granted pursuant to Section 3(i) of the Ordinance to any person who is a Non- Employee.

2.11.     “Option” means an option to purchase one or more Shares of the Company pursuant to the Plan and the Appendix.

2.12.     “Optionee” means a person who receives or holds an Option or a share under the Plan.

2.13.     “Ordinance” means the Israeli Income Tax Ordinance [New Version] 1961 as now in effect or as hereafter amended.

2.14.     “Section 102” means section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

2.15.     “Trustee” means any individual appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

2.16.     “Unapproved 102 Option” means an Option granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

3.     ISSUANCE OF OPTIONS

3.1.     Employees may only be granted 102 Options; and (ii) Non-Employees and/or Controlling Shareholders may only be granted 3(i) Options.

3.2.     The Company may designate Options granted to Employees pursuant to Section 102 as Unapproved 102 Options or Approved 102 Options.

3.3.     The grant of Approved 102 Options shall be made under this Appendix adopted by the Board, and shall be conditioned upon the approval of this Appendix by the ITA.

3.4.     Approved 102 Options may either be classified as Capital Gain Options (“CGOs”) or Ordinary Income Options (“OIOs”).

3.5.     No Approved 102 Options may be granted under this Appendix to any eligible Employee, unless and until, the Company’s election of the type of Approved 102 Options as CGO or OIO granted to Employees (the “Election”), is appropriately filed with the ITA. Such Election shall become effective beginning the first date of grant of an Approved 102 Option under this Appendix and shall remain in effect until the end of the year following the year during which the Company first granted Approved 102 Options. The Election shall obligate the Company to grant only the type of Approved 102 Option it has elected, and shall apply to all Optionees who were granted Approved 102 Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Options simultaneously.

3.6.     All Approved 102 Options must be held in trust by a Trustee, as described in Section 4 below.

3.7.     For the avoidance of doubt, the designation of Unapproved 102 Options and Approved 102 Options shall be subject to the terms and conditions set forth in Section 102.

4.     TRUSTEE

4.1.     Approved 102 Options which shall be granted under this Appendix and/or any Shares allocated or issued upon exercise of such Approved 102 Options and/or other shares received subsequently following any realization of rights, including without limitation bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Optionees for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the “Holding Period”). In the case the requirements for Approved 102 Options are not met, then the Approved 102 Options may be regarded as Unapproved 102 Options, all in accordance with the provisions of Section 102.

4.2.     Notwithstanding anything to the contrary, the Trustee shall not release any Shares allocated or issued upon exercise of Approved 102 Options prior to the full payment of the Optionee’s tax liabilities arising from Approved 102 Options which were granted to him and/or any Shares allocated or issued upon exercise of such Options.

4.3.     With respect to any Approved 102 Option, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, an Optionee shall not be entitled to sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Optionee.

4.4.     Upon receipt of Approved 102 Option, the Optionee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with this Appendix, or any Approved 102 Option or Share granted to him thereunder.

5.     THE OPTIONS

        The terms and conditions upon which the Options shall be issued and exercised, shall be as specified in the Agreement to be executed pursuant to the Plan and to this Appendix. Each Agreement shall state, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder (whether a CGO, OIO, Unapproved 102 Option or a 3(i) Option), the vesting dates and the exercise price.

6.     FAIR MARKET VALUE FOR TAX PURPOSE

        With respect to CGOs, without derogating from Section 8 of the Plan and solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the Date of Grant the Company’s Shares are listed on any established stock exchange or a national market system or if the Company’s Shares will be registered for trading within ninety (90) days following the Date of Grant, the Fair Market Value of the Shares at the Date of Grant shall be determined in accordance with the average value of the closing sales price of the Company’s Shares on the thirty (30) trading days preceding the Date of Grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

7.     ASSIGNABILITY AND SALE OF OPTIONS

        Subject to the provisions of Section 12 of the Plan, as long as Options or Shares purchased pursuant thereto are held by the Trustee on behalf of the Optionee, all rights of the Optionee over the Shares are personal, and may only be transferred, assigned, pledged or mortgaged, in accordance with the provisions of Section 102.

8.     INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER'S PERMIT

8.1.     With regards to Approved 102 Options, the provisions of the Plan and/or the Appendix and/or the Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Appendix and of the Agreement.

8.2.     Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Appendix or the Agreement, shall be considered binding upon the Company and the Optionees.

9.     DIVIDEND

                The Optionee shall be entitled to receive dividends, if such are distributed by the Company, with respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options) allocated or issued upon the exercise of Options, subject to the withholding of taxes as required under Section 102.

10.   TAX CONSEQUENCES

10.1.     Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

10.2.     The Company and/or, when applicable, the Trustee shall not be required to release any share certificate to any Optionee until all required payments have been fully made.

10.3.     With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Affiliate, the Optionee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

FORM OF STOCK OPTION AGREEMENT FOR OFFICERS AND EMPLOYEES

MEDIS TECHNOLOGIES LTD.
1999 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

    AGREEMENT, dated as of ________,200_, between Medis Technologies Ltd., a Delaware corporation (the “Company”), and __________ (the “Optionee”).

        W I T N E S S E T H:

    WHEREAS, as of July 13, 1999, the Board of Directors of the Company (the “Board”) adopted the Medis Technologies Ltd. 1999 Stock Option Plan (the “Plan”), as amended on June 21, 2001, June 12, 2002, June 24, 2003 and June 30, 2004, which Plan authorizes the grant of options to purchase shares of common stock, $.01 par value (“Common Stock”), of the Company to directors, officers and employees of the Company and to other individuals; and

    WHEREAS, the Board has determined that it would be in the best interests of the Company to grant the option documented herein.

    NOW, THEREFORE, the parties hereto hereby agree as follows:

    1.        Grant of Option. Subject to the terms and conditions of the Plan and as set forth herein, the Company hereby grants to the Optionee, as of date hereof, an option (the “Option”) to purchase from the Company all or any part of an aggregate number of ______ shares of Common Stock (the “Optioned Shares”)

    2.        Installment Exercise. Subject to such further limitations as are provided in the Plan and as set forth herein, the Option shall become exercisable at a per share price of $____ (“Option Price”), the Optionee having the right hereunder to purchase from the Company the indicated number of Optioned Shares upon exercise of the Option, on and after such dates, in cumulative fashion:

                Exercise Date        Non-Qualified Optioned Shares         Incentive Optioned Shares
        _______                            _______                                     _______

Only those Optioned Shares indicated above as “Incentive Optioned Shares” are intended by the parties hereto to be, and be treated as, “incentive stock options” (as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)). The Option may not be exercised with respect to less than 100 Optioned Shares (or the Optioned Shares then subject to purchase under the Option, if less than 100 shares) or for any fractional shares.

    3.        Termination of Option. (a) The Option, to the extent not previously exercised, shall terminate and become null and void on ____________ (the “Option Expiration”).

    (b)        Subject to the provisions of Section 4 hereof, and except as otherwise provided in this Section 3, upon the Optionee’s ceasing for any reason to be employed by the Company (such occurrence being a “termination of the Optionee’s employment”), the Option, to the extent not previously exercised, shall terminate and become null and void three months after such termination of the Optionee’s employment, or upon the Option Expiration, whichever occurs first.

    (c)        Upon a termination of the Optionee’s employment for “cause” (as determined by the Board in its sole discretion), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Optionee’s employment.

    (d)        Upon a termination of the Optionee’s employment by reason of permanent disability (within the meaning of Section 22(e)(3) of the Code) or by reason of the death of the Optionee, the Option, to the extent not previously exercised, shall terminate and become null and void twelve months after such termination of the Optionee’s employment, or upon the Option Expiration, whichever occurs first.

    4.        Exercisability. (a) Except as otherwise provided in this Section 4, upon a termination of the Optionee’s employment, the Option shall be exercisable only to the extent that the Option has accrued and is in effect on the date of such termination of the Optionee’s employment.

    (b)        Upon a termination of the Optionee’s employment by reason of permanent disability (as defined above) or by reason of the death of the Optionee, the Option shall immediately upon the date of such termination of the Optionee’s employment become exercisable with respect to the full number of Optioned Shares not previously exercised, whether or not under the provisions of Section 2 hereof the Optionee was entitled to do so on such date. To the extent exercisable, the Option may be exercised by a legal representative on behalf of the Optionee in the event of such permanent disability, or, in the case of the death of the Optionee, by the estate of the Optionee or by any person or persons who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Optionee.

    5.        Manner of Exercise. (a) The Option may be exercised in full at one time or in part from time to time for the number of Optioned Shares then exercisable by giving written notice, signed by the person exercising the Option, to the Company, stating the number of Optioned Shares with respect to which the Option is being exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice.

    (b)        Full payment by the Optionee of the Option Price for the Optioned Shares purchased shall be made on or before the exercise date specified in the notice of exercise by delivery of (i) cash or a check payable to the order of the Company in an amount equal to such Option Price, (ii) shares of Common Stock owned by the Optionee having a fair market value equal in amount to such Option Price, or (iii) any combination of the preceding clauses (i) and (ii).

    (c)        The Company shall be under no obligation to issue any Optioned Shares unless the person exercising the Option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and substance to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring such Optioned Shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Optioned Shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law.

    (d)        Upon exercise of the Option in the manner prescribed by this Section 5, delivery of a certificate for the Optioned Shares then being purchased shall be made at the principal office of the Company to the person exercising the Option within a reasonable time after the date of exercise specified in the notice of exercise.

    6.        Non-Transferability of Option. The Option shall not be assignable or transferable by the Optionee other than by will or the laws of descent, and shall be exercisable during the lifetime of the Optionee only by the Optionee. The Option shall terminate and become null and void immediately upon the bankruptcy of the Optionee, or upon any attempted assignment or transfer except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

    7.        No Special Employment Rights. Neither the granting of the Option nor its exercise shall be construed to confer upon the Optionee any right with respect to the continuation of his or her employment by the Company (or any subsidiary of the Company) or interfere in any way with the right of the Company (or any subsidiary of the Company), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence as of the date hereof.

    8.        No Rights of Stockholder. The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to the Option except to the extent that the Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the Optionee.

    9.        Amendment. Subject to the terms and conditions of the Plan, the Board or a committee appointed by the Board to administer the Plan (the “Committee”), whichever shall then have authority to administer the Plan, may amend this Agreement with the consent of the Optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

    10.        Notices. Any communication or notice required or permitted to be given hereunder shall be in writing, and, if to the Company, to its principal place of business, attention: Secretary, and, if to the Optionee, to the address as appearing on the records of the Company. Such communication or notice shall be deemed given if and when (a) properly addressed and posted by registered or certified mail, postage prepaid, or (b) delivered by hand.

    11.        Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Board or the Committee, whichever shall then have authority to administer the Plan, shall interpret and construe the Plan and this Agreement, and their interpretations and determinations shall be conclusive and binding upon the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

    12.        Governing Law. The validity, construction and interpretation of this Agreement shall be governed by and determined in accordance with the laws of the State of New York.

    IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date above written.

MEDIS TECHNOLOGIES LTD.

By:
Name:
Title:

OPTIONEE:

Name:

FORM OF STOCK OPTION AGREEMENT FOR NON-EMPLOYEE DIRECTORS

MEDIS TECHNOLOGIES LTD.
1999 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

    AGREEMENT, dated as of _________,200_, between Medis Technologies Ltd., a Delaware corporation (the “Company”), and _____________ (the “Optionee”).

    W I T N E S S E T H:

    WHEREAS, as of July 13, 1999, the Board of Directors of the Company (the “Board”) adopted the Medis Technologies Ltd. 1999 Stock Option Plan (the “Plan”), as amended on June 21, 2001, June 12, 2002, June 24, 2003 and June 30, 2004, which Plan authorizes the grant of options to purchase shares of common stock, $.01 par value (“Common Stock”), of the Company to directors, officers and employees of the Company and to other individuals; and

    WHEREAS, the Board has determined that it would be in the best interests of the Company to grant the option documented herein.

    NOW, THEREFORE, the parties hereto hereby agree as follows:

    1.        Grant of Option. Subject to the terms and conditions of the Plan and as set forth herein, the Company hereby grants to the Optionee, as of date hereof, an option (the “Option”) to purchase from the Company all or any part of an aggregate number of ______ shares of Common Stock (the “Optioned Shares”)

    2.        Installment Exercise. Subject to such further limitations as are provided in the Plan and as set forth herein, the Option shall become exercisable at a per share price of $____ (“Option Price”), the Optionee having the right hereunder to purchase from the Company the indicated number of Optioned Shares upon exercise of the Option, on and after such dates, in cumulative fashion:

                Exercise Date        Non-Qualified Optioned Shares         Incentive Optioned Shares
        _______                            _______                                     _______

Only those Optioned Shares indicated above as “Incentive Optioned Shares” are intended by the parties hereto to be, and be treated as, “incentive stock options” (as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)). The Option may not be exercised with respect to less than 100 Optioned Shares (or the Optioned Shares then subject to purchase under the Option, if less than 100 shares) or for any fractional shares.

    3.        Termination of Option. (a) Except as described in Section 3(b), the Option, to the extent not previously exercised, shall terminate and become null and void on _______ (the “Option Expiration”).

    (b)        Upon the permanent disability of the Optionee (within the meaning of Section 22(e)(3) of the Code) or by reason of the death of the Optionee, the Option, to the extent not previously exercised, shall terminate and become null and void twelve (12) months after such permanent disability or death, or upon the Option Expiration, whichever occurs first.

    4.        Exercisability. To the extent exercisable, the Option may be exercised by a legal representative on behalf of the Optionee in the event of the permanent disability of the Optionee, or, in the case of the death of the Optionee, by the estate of the Optionee or by any person or persons who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Optionee.

    5.        Manner of Exercise. (a) The Option may be exercised in full at one time or in part from time to time for the number of Optioned Shares then exercisable by giving written notice, signed by the person exercising the Option, to the Company, stating the number of Optioned Shares with respect to which the Option is being exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice.

    (b)        Full payment by the Optionee of the Option Price for the Optioned Shares purchased shall be made on or before the exercise date specified in the notice of exercise by delivery of (i) cash or a check payable to the order of the Company in an amount equal to such Option Price, (ii) shares of Common Stock owned by the Optionee having a fair market value equal in amount to such Option Price, or (iii) any combination of the preceding clauses (i) and (ii).

    (c)        The Company shall be under no obligation to issue any Optioned Shares unless the person exercising the Option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and substance to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring such Optioned Shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Optioned Shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law.

    (d)        Upon exercise of the Option in the manner prescribed by this Section 5, delivery of a certificate for the Optioned Shares then being purchased shall be made at the principal office of the Company to the person exercising the Option within a reasonable time after the date of exercise specified in the notice of exercise.

    6.        Non-Transferability of Option. The Option shall not be assignable or transferable by the Optionee other than by will or the laws of descent, and shall be exercisable during the lifetime of the Optionee only by the Optionee. The Option shall terminate and become null and void immediately upon the bankruptcy of the Optionee, or upon any attempted assignment or transfer except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

    7.        No Special Employment Rights. Neither the granting of the Option nor its exercise shall be construed to confer upon the Optionee any right with respect to employment by the Company (or any subsidiary of the Company).

    8.        No Rights of Stockholder. The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to the Option except to the extent that the Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the Optionee.

    9.        Amendment. Subject to the terms and conditions of the Plan, the Board or a committee appointed by the Board to administer the Plan (the “Committee”), whichever shall then have authority to administer the Plan, may amend this Agreement with the consent of the Optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan, except that the Board or the Committee may unilaterally extend the expiration date of the Option without the consent of the Optionee.

    10.        Notices. Any communication or notice required or permitted to be given hereunder shall be in writing, and, if to the Company, to its principal place of business, attention: Secretary, and, if to the Optionee, to the address as appearing on the records of the Company. Such communication or notice shall be deemed given if and when (a) properly addressed and posted by registered or certified mail, postage prepaid, or (b) delivered by hand.

    11.        Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Board or the Committee, whichever shall then have authority to administer the Plan, shall interpret and construe the Plan and this Agreement, and their interpretations and determinations shall be conclusive and binding upon the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

    12.        Governing Law. The validity, construction and interpretation of this Agreement shall be governed by and determined in accordance with the laws of the State of New York.

[SIGNATURES ON NEXT PAGE]

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date above written.

MEDIS TECHNOLOGIES LTD.

By:
Name:
Title:

OPTIONEE:

Name: